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                                                                  EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the reference to our firm under the caption "Experts" in a Prospectus Supplement to the Company's base Prospectus dated April 21, 1998 that was included as part of the Registration Statement on Form S-3 (No. 333-48169).


                                             COOPERS & LYBRAND L.L.P.


Memphis, Tennessee
June 15, 1998



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